UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04802

Name of Fund: Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch
              Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 - Report to Stockholders

Merrill Lynch Municipal
Intermediate Term Fund
Of Merrill Lynch Municipal Series Trust

Annual Report
October 31, 2005

Merrill Lynch Municipal Intermediate Term Fund

Portfolio Information as of October 31, 2005

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ................................................................   65.8%
AA/Aa ..................................................................    8.4
A/A ....................................................................    1.5
BBB/Baa ................................................................    5.0
NR (Not Rated) .........................................................   10.5
Other* .................................................................    8.8

* Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ....................................................   60.9%
General Obligation Bonds ...............................................   30.3
Mutual Funds ...........................................................    4.6
Other* .................................................................    4.2

* Includes portfolio holdings in variable rate demand notes and short-term investments.

Important Tax Information

All of the net investment income distributions paid by Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust during the taxable year ended October 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distribution paid by the Fund during the year:

------------------------------------------------------------------------------
Record                     Payable              Ordinary             Long-Term
Date                          Date                Income         Capital Gains
------------------------------------------------------------------------------
12/22/2004              12/31/2004              $.001155              $.057080
------------------------------------------------------------------------------


2       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                                             6-month            12-month
============================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                       + 5.27%            + 8.72%
------------------------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                                      +12.25             +12.08
------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)                   + 8.63             +18.09
------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                               + 0.15             + 1.13
------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                    + 0.59             + 2.54
------------------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)                    + 2.87             + 3.54
------------------------------------------------------------------------------------------------------------

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                              Sincerely,


                                              /s/ Robert C. Doll, Jr.
                                              Robert C. Doll, Jr.
                                              President and Trustee


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005       3

A Discussion With Your Fund's Portfolio Manager

Despite relative underperformance in the intermediate sector of the municipal yield curve, the Fund was able to generate an above-average level of income for shareholders.

Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields were little changed. Initially, U.S. Treasury prices rallied strongly while their yields, which move in the opposite direction, fell. By the end of June 2005, 30-year U.S. Treasury bond yields had declined 60 basis points (.60%) to 4.19%. Bond prices improved in response to several favorable factors, including moderating U.S. economic growth, slowing growth in foreign economies, modest inflationary pressures and strong demand for U.S. Treasury issues from Asian governments.

During the final months of the period, however, bond yields rose (prices fell) as investors worried that higher energy costs in the wake of Hurricanes Katrina and Rita would pressure inflation upward. Stronger-than-expected third quarter gross domestic product growth also added to inflationary concerns. For its part, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings, lifting the federal funds target rate to 4% on November 1, 2005. As short-term interest rates moved higher in concert with the Fed interest rate hikes and longer-term bond yields remained steadier, the yield curve continued to flatten.

During the past 12 months, 30-year Treasury bond yields declined three basis points to 4.76%, while 10-year Treasury note yields rose 52 basis points (.52%) to 4.57%. Tax-exempt bond yields exhibited a similar pattern. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased one basis point to 4.59%, while the yield on AAA-rated issues maturing in 10 years rose 52 basis points to 3.92%.

Historically low nominal tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past year, more than $394 billion in new long-term tax-exempt bonds was issued, an 8.4% increase over the previous year's total of $363 billion. During the first nine months of 2005, the volume of refunding issues increased by more than 55% versus the same period one year ago. Refunding issues were heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained positive during most of the period. The most current statistics from the Investment Company Institute indicate that, year-to-date through September 2005, net new cash flows into long-term municipal bond funds exceeded $6.7 billion -- a significant improvement from the $12.9 billion net outflow seen during the same period in 2004. Notably, throughout much of the past year, high yield tax-exempt bond funds have been the principal target for these new cash inflows. During recent months, these lower-rated and non-rated bond funds received an average of $115 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads.

Solid investor demand for tax-exempt issues generally helped municipal bond performance approach that of taxable bonds in recent months and reverse some of their prior underperformance. In addition, the ratio of tax-exempt bond yields to taxable bond yields remains attractive and should continue to draw both traditional and non-traditional investors to the municipal marketplace, especially if municipal bond issuance remains manageable.

The communities shattered by Hurricanes Katrina and Rita will require extensive reconstruction. It is too early to estimate the amount of tax-exempt debt that may be required to finance these efforts or to assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any new municipal bond issuance prompted by the hurricanes is not likely to disrupt the tax-exempt market in the near future.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2005, Merrill Lynch Municipal Intermediate Term Fund's Class A, Class B, Class C and Class I Shares had total returns of +.20%, +.08%, -.01% and +.40%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) For the same period, the broader municipal market, as measured by the Lehman Brothers Municipal Bond Index, returned +2.54% and the Lipper Intermediate Municipal


4       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

Debt Funds category had an average return of +.65%. (Funds in this Lipper category invest primarily in municipal debt issues with dollar-weighted average maturities in the area of five years - 10 years.)

Fund returns, particularly relative to the Lehman Index, reflect the general underperformance of short and intermediate maturity municipal bonds during the past year. Whereas the Index covers the full range of the municipal yield curve, the Fund focuses its investments on bonds maturing in approximately 10 years. As mentioned previously, AAA-rated bonds maturing in 10 years saw their yields rise 52 basis points. This compared to an increase of just one basis point for 30-year municipal bonds of the same AAA quality. Because bond prices move in the opposite direction of yields, 10-year issues clearly underperformed. Furthermore, as municipalities took advantage of the low interest rate environment to refinance their debt, we saw a heavy supply of bonds in the intermediate maturity range. This served to push their prices even lower.

Relative to its Lipper peers, Fund performance was hampered by our above-average duration stance late in the fiscal period. We had anticipated that Hurricanes Katrina and Rita would have a negative impact on the economy, at least initially, therefore benefiting credit markets (that is, increasing bond prices and decreasing yields). This prompted us to increase our average duration. However, it appeared that the markets and the Fed were more focused on rising energy costs and their potential to increase inflationary pressures. As a result, interest rates moved higher all along the yield curve.

Notably, the Fund continued to generate an above-average yield for shareholders.

What changes were made to the portfolio during the period?

Throughout the year, our strategy focused on protecting the Fund's net asset value and providing shareholders with an above-average level of income. To that end, we remained fully invested and sought to retain bonds booked into the portfolio at attractive yields.

We sold short-maturity prerefunded bonds to capture their market appreciation and used the proceeds to purchase high-tax, specialty-state issues. These are bonds issued by high-tax states that also impose a tax on out-of-state bonds. Because of the relatively high income taxes imposed by these states, their securities typically meet with strong retail demand. This creates a solid technical market for these securities, leading to better liquidity and tradability. We participated in these transactions in such high-tax states as Florida, New York, California, Virginia, Arizona and North Carolina.

Given the flattening of the yield curve, and the associated outperformance of longer-dated bonds, we also took opportunities to move further out on the yield curve while remaining within the Fund's required 10-year average maturity. As the curve flattened and the supply of bonds grew in the 10-year - 20-year part of the curve, interest rate pressures and volatility increased. This often created opportunities on which we sought to capitalize via tactical trading. Looking ahead, we would expect the heavy supply in the intermediate part of the curve to diminish as short-term interest rates increase, making municipalities less inclined to refinance their debt. This would make for a stronger technical market and potentially reverse some of the underperformance of intermediate maturities.

How would you characterize the Fund's position at the close of the period?

We believe the municipal yield curve will remain relatively steep when compared to the U.S. Treasury yield curve, which should continue to provide attractive opportunities on the long end. We will look to gain exposure to premium coupon bonds in the 10-year - 12-year area of the curve.

We expect market volatility to increase given continued hawkish commentary from the Fed and the potential for stronger economic releases, and we will look to this volatility for opportunities to purchase attractively structured municipal issues. We remain committed to our strategy of investing in high-quality, high-tax states and continue to favor a neutral to slightly long portfolio duration, which we believe offers the benefit of incremental yield. Ultimately, we expect that above-average yields should overcome price depreciation and provide for competitive Fund returns over time.

William R. Bock
Vice President and Portfolio Manager

November 14, 2005


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005       5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. All Class B Shares purchased prior to December 1, 2002 will maintain the one-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.10% per year and an account maintenance fee of 0.20% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% per year and an account maintenance fee of 0.20% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. The Fund's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement the Fund's performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance may have been lower.

Recent Performance Results

                                                              6-Month         12-Month         10-Year       Standardized
As of October 31, 2005                                      Total Return    Total Return     Total Return    30-Day Yield
=========================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares*             -0.43%          +0.20%          +60.83%         3.33%
-------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares*             -0.44           +0.08           +57.57          3.15
-------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares*             -0.53           -0.01           +57.34          3.15
-------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class I Shares*             -0.28           +0.40           +62.58          3.43
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                          +0.59           +2.54           +76.52            --
-------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 1995 to October 2005:

                  ML Municipal                ML Municipal               ML Municipal               ML Municipal     Lehman Brothers
              Intermediate Term          Intermediate Term          Intermediate Term          Intermediate Term           Municipal
         Fund+--Class A Shares*     Fund+--Class B Shares*     Fund+--Class C Shares*     Fund+--Class I Shares*        Bond Index++
10/95                   $ 9,900                    $10,000                    $10,000                    $ 9,900             $10,000
10/96                   $10,313                    $10,384                    $10,382                    $10,323             $10,570
10/97                   $11,082                    $11,145                    $11,141                    $11,104             $11,468
10/98                   $11,958                    $12,001                    $11,995                    $11,994             $12,387
10/99                   $11,678                    $11,707                    $11,688                    $11,737             $12,168
10/00                   $12,576                    $12,567                    $12,560                    $12,652             $13,203
10/01                   $13,832                    $13,792                    $13,770                    $13,915             $14,590
10/02                   $14,531                    $14,459                    $14,449                    $14,633             $15,446
10/03                   $15,208                    $15,100                    $15,091                    $15,328             $16,236
10/04                   $15,890                    $15,744                    $15,735                    $16,032             $17,216
10/05                   $15,922                    $15,757                    $15,734                    $16,095             $17,652

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment grade obligations whose interest is exempt from federal income taxes, with a dollar-weighted average maturity from five to 12 years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future results.

Average Annual Total Return

                                             Return Without        Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 10/31/05                          +0.20%                -0.80%
--------------------------------------------------------------------------------
Five Years Ended 10/31/05                        +4.83                 +4.62
--------------------------------------------------------------------------------
Ten Years Ended 10/31/05                         +4.87                 +4.76
--------------------------------------------------------------------------------

                                                Return                 Return
                                             Without CDSC           With CDSC++
================================================================================
Class B Shares+
================================================================================
One Year Ended 10/31/05                          +0.08%                -0.88%
--------------------------------------------------------------------------------
Five Years Ended 10/31/05                        +4.63                 +4.63
--------------------------------------------------------------------------------
Ten Years Ended 10/31/05                         +4.65                 +4.65
--------------------------------------------------------------------------------

                                                Return                 Return
                                             Without CDSC           With CDSC++
================================================================================
Class C Shares+++
================================================================================
One Year Ended 10/31/05                          -0.01%                -0.97%
--------------------------------------------------------------------------------
Five Years Ended 10/31/05                        +4.61                 +4.61
--------------------------------------------------------------------------------
Ten Years Ended 10/31/05                         +4.64                 +4.64
--------------------------------------------------------------------------------

                                             Return Without        Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 10/31/05                          +0.40%                -0.61%
--------------------------------------------------------------------------------
Five Years Ended 10/31/05                        +4.93                 +4.72
--------------------------------------------------------------------------------
Ten Years Ended 10/31/05                         +4.98                 +4.87
--------------------------------------------------------------------------------

*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
++    Assuming payment of applicable contingent deferred sales charge.
+++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2005 and held through October 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                                  Expenses Paid
                                                                        Beginning              Ending           During the Period*
                                                                      Account Value        Account Value          May 1, 2005 to
                                                                       May 1, 2005        October 31, 2005       October 31, 2005
==================================================================================================================================
Actual
==================================================================================================================================
Class A                                                                 $   1,000             $  995.70             $    4.15
----------------------------------------------------------------------------------------------------------------------------------
Class B                                                                 $   1,000             $  995.60             $    5.20
----------------------------------------------------------------------------------------------------------------------------------
Class C                                                                 $   1,000             $  994.70             $    5.20
----------------------------------------------------------------------------------------------------------------------------------
Class I                                                                 $   1,000             $  997.20             $    3.65
==================================================================================================================================
Hypothetical (5% annual return before expenses)**
==================================================================================================================================
Class A                                                                 $   1,000             $1,020.91             $    4.20
----------------------------------------------------------------------------------------------------------------------------------
Class B                                                                 $   1,000             $1,019.85             $    5.27
----------------------------------------------------------------------------------------------------------------------------------
Class C                                                                 $   1,000             $1,019.85             $    5.27
----------------------------------------------------------------------------------------------------------------------------------
Class I                                                                 $   1,000             $1,021.41             $    3.70
----------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.83% for Class A, 1.04% for Class B, 1.04% for Class C and .73% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

Schedule of Investments                                           (in Thousands)

        Face
      Amount   Municipal Bonds                                                Value
=====================================================================================
Alabama -- 0.3%
      $  500   Tuscaloosa, Alabama, Special Care Facilities Financing
                 Authority, Residential Care Facility Revenue Bonds
                 (Capstone Village, Inc. Project), Series A, 5.125%
                 due 8/01/2015                                               $    492
=====================================================================================
Alaska -- 1.2%
       2,250   Alaska Student Loan Corporation, Student Loan
                 Revenue Bonds, AMT, Series A, 5.65%
                 due 7/01/2012 (a)                                              2,325
=====================================================================================
Arizona -- 4.4%
       3,000   Maricopa County, Arizona, Hospital Revenue Refunding
                 Bonds (Sun Health Corporation), 5% due 4/01/2015               3,087
       5,000   Phoenix, Arizona, Civic Improvement Corporation,
                 Transit Excise Tax Revenue Bonds (Light Rail Project),
                 5% due 7/01/2016 (a)                                           5,329
=====================================================================================
California -- 14.7%
         875   Agua Caliente Band of Cahuilla Indians, California,
                 Casino Revenue Bonds, 5.60% due 7/01/2013                        907
               California State Department of Water Resources, Power
                 Supply Revenue Bonds:
       5,000       DRIVERS, Series 532, 7.997% due 5/01/2010 (a)(c)6,024
       2,500       Series A, 6% due 5/01/2015                                   2,826
       4,000   California State University, Systemwide Revenue
                 Refunding Bonds, Series C, 5% due 11/01/2017 (b)               4,279
       4,500   Golden State Tobacco Securitization Corporation of
                 California, Tobacco Settlement Revenue Refunding
                 Bonds, Series A, 5% due 6/01/2020 (a)                          4,690
       3,000   Los Angeles, California, Harbor Department Revenue
                 Refunding Bonds, AMT, Series C, 5% due 8/01/2017 (b)           3,147
       4,000   Orange County, California, Public Financing Authority,
                 Lease Revenue Refunding Bonds, 5% due 7/01/2016 (b)            4,294
       1,775   University of California, Limited Project Revenue Bonds,
                 Series B, 5% due 5/15/2017 (d)                                 1,884
=====================================================================================
Colorado -- 3.1%
       5,000   Denver, Colorado, City and County Airport Revenue
                 Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)                 5,851
=====================================================================================
Connecticut -- 3.5%
       1,555   Bridgeport, Connecticut, Senior Living Facilities Revenue
                 Bonds (3030 Park Retirement Community Project),
                 6.50% due 4/01/2009  1,306
       4,970   Connecticut State, GO, Series D, 5% due 12/01/2016 (b)           5,330
=====================================================================================
District of Columbia -- 1.8%
       3,220   Metropolitan Washington Airports Authority, D.C.,
                 Airport System Revenue Refunding Bonds, AMT,
                 Series A, 5.25% due 10/01/2015 (b)                             3,433
=====================================================================================
Florida -- 1.7%
          25   Double Branch Community, Florida, Development
                 District, Special Assessment Bonds, Series B-1, 5.60%
                 due 5/01/2007                                                     25
         610   Middle Village Community Development District, Florida,
                 Special Assessment Bonds, Series C, 5.125%
                 due 5/01/2009                                                    611
       1,495   Panther Trace, Florida, Community Development
                 District II, Special Assessment Revenue Bonds,
                 Series A, 5% due 11/01/2010                                    1,496
         250   Reunion East Community Development District, Florida,
                 Special Assessment, Series B, 5.90% due 11/01/2007               252
         875   Sterling Hill, Florida, Community Development District,
                 Capital Improvement Revenue Refunding Bonds,
                 Series B, 5.50% due 11/01/2010                                   877
=====================================================================================
Georgia -- 5.8%
       4,600   Atlanta, Georgia, Water and Wastewater Revenue
                 Bonds, VRDN, Series C, 2.69% due 11/01/2041 (d)(e)             4,600
       1,050   Fulton County, Georgia, Residential Care Facilities,
                 Revenue Refunding Bonds (Canterbury Court Project),
                 Series A, 5% due 2/15/2014                                     1,043
       5,000   Georgia State, GO, Series A, 5% due 9/01/2017                    5,382
=====================================================================================
Illinois -- 6.2%
       5,000   Chicago, Illinois, O'Hare International Airport, Revenue
                 Refunding Bonds, DRIVERS, AMT, Series 370, 7.457%
                 due 7/01/2011 (c)(d)                                           5,642
       1,000   Chicago, Illinois, Tax Allocation Bonds (Kingsbury
                 Redevelopment Project), Series A, 6.57%
                 due 2/15/2013                                                  1,052
         715   Illinois State Finance Authority Revenue Bonds (Primary
                 Health Care Centers Program), 5.90% due 7/01/2014                719
       4,000   Illinois State Toll Highway Authority, Toll Highway
                 Priority Revenue Bonds, Series A, 6.30%
                 due 1/01/2011                                                  4,476
=====================================================================================
Kansas -- 5.2%
       4,000   Johnson County, Kansas, Unified School District
                 Number 229, GO, Refunding, Series B, 5%
                 due 10/01/2016                                                 4,284
       5,235   Wichita, Kansas, Water and Sewer Utility, Revenue
                 Refunding Bonds, Series A, 5% due 10/01/2016 (f)               5,596
=====================================================================================

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
BAN     Bond Anticipation Notes
DRIVERS Derivative Inverse Tax-Exempt Receipts
GAN     Grant Anticipation Notes
GO      General Obligation Bonds
HDA     Housing Development Authority
IDA     Industrial Development Authority
RIB     Residual Interest Bonds
VRDN    Variable Rate Demand Notes


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005       9

Schedule of Investments (continued)     (in Thousands)

        Face
      Amount   Municipal Bonds                                                Value
=====================================================================================
Massachusetts -- 9.2%
      $5,000   Massachusetts State, Consolidated Loan, GO, Series C,
                 5% due 9/01/2016                                            $  5,332
               Massachusetts State Port Authority, Special Facilities
                 Revenue Bonds (Delta Air Lines Inc. Project), AMT,
                 Series A (a):
       2,500       5.50% due 1/01/2014                                          2,622
       4,000       5.50% due 1/01/2015                                          4,187
       5,000   Massachusetts State School Building Authority,
                 Dedicated Sales Tax Revenue Bonds, Series A, 5%
                 due 8/15/2016 (d)                                              5,355
=====================================================================================
Montana -- 2.0%
       3,500   Montana State Department of Transportation Revenue
                 Bonds (Highway 93 Advance Construction Project),
                 GAN, 5.25% due 6/01/2016 (b)                                   3,831
=====================================================================================
New Jersey -- 7.6%
       7,635   New Jersey State Transportation Trust Fund Authority,
                 Revenue Refunding Bonds, DRIVERS, Series 1067,
                 7.50% due 6/15/2013 (a)(c)(f)                                  8,988
       5,000   Port Authority of New York and New Jersey Revenue
                 Refunding Bonds, RIB, AMT, Series 701-X, 8.53%
                 due 10/15/2014 (b)(c)                                          5,497
=====================================================================================
New York -- 0.9%
         710   Schenectady, New York, BAN, 5.25% due 5/26/2006                    708
       1,000   Westchester County, New York, IDA, Continuing Care
                 Retirement Mortgage Revenue Bonds (Kendal on the
                 Hudson Project), Series A, 5.625% due 1/01/2013                1,036
=====================================================================================
North Carolina -- 2.0%
       3,460   Raleigh, North Carolina, Public Improvement, GO, 5%
                 due 2/01/2016                                                  3,728
=====================================================================================
Ohio -- 2.2%
       4,000   Ohio State Water Development Authority, Water
                 Pollution Control, Loan Fund Revenue Bonds, Series B,
                 5% due 12/01/2017                                              4,270
=====================================================================================
Oregon -- 2.1%
       3,670   Yamhill, County, Oregon, School District Number 029J
                 (Newberg), GO, Refunding, 5.25% due 6/15/2016 (f)              4,024
=====================================================================================
Pennsylvania -- 4.9%
       3,695   Bucks County, Pennsylvania, GO, Refunding, 5%
                 due 6/01/2016                                                  3,935
       4,940   Pennsylvania State Turnpike Commission, Oil Franchise
                 Tax Revenue Bonds, Senior Series A, 5.25%
                 due 12/01/2014 (b)                                             5,382
=====================================================================================
Tennessee -- 0.8%
       1,600   Tennessee HDA Revenue Bonds (Homeownership
                 Program), AMT, Series 2-C, 5.85% due 7/01/2009                 1,624
=====================================================================================
Texas -- 5.7%
       2,000   Brazos River Authority, Texas, Revenue Refunding Bonds
                 (Reliant Energy Inc. Project), Series B, 7.75%
                 due 12/01/2018                                                 2,199
       5,000   Dallas-Fort Worth, Texas, International Airport Revenue
                 Refunding and Improvement Bonds, AMT, Series A,
                 5.75% due 11/01/2014 (f)                                       5,422
       3,300   Harris County, Texas, Health Facilities Development
                 Corporation, Special Facilities Revenue Bonds (Texas
                 Medical Center Project), VRDN, 2.72%
                 due 9/01/2031 (b)(e)                                           3,300
=====================================================================================
Virginia -- 5.3%
       5,500   Fairfax County, Virginia, GO (Public Improvements),
                 Refunding, Series A, 5% due 10/01/2016                         5,960
       4,000   Tobacco Settlement Financing Corporation of Virginia,
                 Asset-Backed Revenue Bonds, 5.25% due 6/01/2019                4,109
=====================================================================================
Washington -- 2.9%
       5,000   Snohomish County, Washington, School District Number 015
                 (Edmonds), GO, Refunding, 5.25% due 12/01/2015 (f)             5,459
-------------------------------------------------------------------------------------
               Total Municipal Bonds
               (Cost -- $178,850) -- 93.5%                                    178,227
=====================================================================================
      Shares
        Held   Mutual Funds
=====================================================================================
         244   BlackRock Insured Municipal 2008 Term Trust, Inc.                3,850
         116   BlackRock Insured Municipal Term Trust, Inc.                     1,213
         344   BlackRock Municipal Target Term Trust                            3,448
-------------------------------------------------------------------------------------
               Total Mutual Funds (Cost -- $9,251) -- 4.5%                      8,511
=====================================================================================
               Short-Term Securities
=====================================================================================
          19   Merrill Lynch Institutional Tax-Exempt Fund (g)                     19
-------------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost -- $19) -- 0.0%                                               19
=====================================================================================
      Total Investments (Cost -- $188,120*) -- 98.0%                          186,757

      Other Assets Less Liabilities -- 2.0%                                     3,781
                                                                             --------
      Net Assets -- 100.0%                                                   $190,538
                                                                             ========


10      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

Schedule of Investments (concluded)                               (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................     $188,120
                                                                       ========
      Gross unrealized appreciation ..............................     $  1,642
      Gross unrealized depreciation ..............................       (3,005)
                                                                       --------
      Net unrealized depreciation ................................     $ (1,363)
                                                                       ========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(d)   FSA Insured.
(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(f)   FGIC Insured.
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          --               --*
      --------------------------------------------------------------------------

*     Income was less than $1,000.

      Forward interest rate swaps outstanding as of October 31, 2005 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
      --------------------------------------------------------------------------
      Pay a fixed rate of 4.847% and receive a
      floating rate based on 3-month LIBOR
        Broker, Citibank N.A.
        Expires November 2013                           $ 5,000           $ 48
      Pay a fixed rate of 3.722% and receive a
      floating rate based on 1-week Bond
      Market Association Rate
        Broker, JPMorgan Chase Bank
        Expires January 2014                            $ 5,000             25
      Pay a fixed rate of 3.785% and receive a
      floating rate based on 1-week Bond
      Market Association Rate
        Broker, JPMorgan Chase Bank
        Expires November 2015                           $16,000            106
      Pay a fixed rate of 5.089% and receive a
      floating rate based on 3-month LIBOR
        Broker, Citibank N.A.
        Expires February 2016                           $14,000            (26)
      --------------------------------------------------------------------------
      Total                                                               $153
                                                                          ====

      See Notes to Financial Statements.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005      11

Statement of Assets and Liabilities

As of October 31, 2005

===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                       (identified cost -- $188,100,750) ....................................                         $ 186,737,812
                       Investments in affiliated securities, at value
                       (identified cost -- $19,241) .........................................                                19,241
                       Cash .................................................................                               432,566
                       Unrealized appreciation on forward interest rate swaps ...............                               153,454
                       Receivables:
                          Securities sold ...................................................   $   6,436,668
                          Interest ..........................................................       2,735,492
                          Beneficial interest sold ..........................................         526,039
                          Dividends (including $1 from affiliates) ..........................          32,405             9,730,604
                                                                                                -------------
                       Prepaid expenses and other liabilities ...............................                                31,910
                                                                                                                      -------------
                       Total assets .........................................................                           197,105,587
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ..............................................       6,148,238
                          Beneficial interest redeemed ......................................         167,726
                          Dividends to shareholders .........................................          97,339
                          Investment adviser ................................................          75,898
                          Other affiliates ..................................................          18,648
                          Distributor .......................................................          13,815             6,521,664
                                                                                                -------------
                       Accrued expenses .....................................................                                45,804
                                                                                                                      -------------
                       Total liabilities ....................................................                             6,567,468
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ...........................................................                         $ 190,538,119
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value,
                       unlimited number of shares authorized ................................                         $     468,763
                       Class B Shares of beneficial interest, $.10 par value,
                       unlimited number of shares authorized ................................                               144,687
                       Class C Shares of beneficial interest, $.10 par value,
                       unlimited number of shares authorized ................................                               253,094
                       Class I Shares of beneficial interest, $.10 par value,
                       unlimited number of shares authorized ................................                               973,568
                       Paid-in capital in excess of par .....................................                           186,118,419
                       Undistributed investment income -- net ...............................   $      36,934
                       Undistributed realized capital gains -- net ..........................       3,752,138
                       Unrealized depreciation -- net .......................................      (1,209,484)
                                                                                                -------------
                       Total accumulated earnings -- net ....................................                             2,579,588
                                                                                                                      -------------
                       Net Assets ...........................................................                         $ 190,538,119
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                       Class A -- Based on net assets of $48,524,142 and
                       4,687,632 shares of beneficial interest outstanding ..................                         $       10.35
                                                                                                                      =============
                       Class B -- Based on net assets of $14,982,458 and
                       1,446,872 shares of beneficial interest outstanding ..................                         $       10.36
                                                                                                                      =============
                       Class C -- Based on net assets of $26,200,234 and
                       2,530,940 shares of beneficial interest outstanding ..................                         $       10.35
                                                                                                                      =============
                       Class I -- Based on net assets of $100,831,285 and
                       9,735,680 shares of beneficial interest outstanding ..................                         $       10.36
                                                                                                                      =============

      See Notes to Financial Statements.

12      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

Statement of Operations

For the Year Ended October 31, 2005

===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest .............................................................                         $   7,784,281
                       Dividends (including $389 from affiliates) ...........................                               475,689
                                                                                                                      -------------
                       Total income .........................................................                             8,259,970
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................................   $   1,037,347
                       Accounting services ..................................................         111,719
                       Account maintenance and distribution fees -- Class C .................          80,616
                       Registration fees ....................................................          66,398
                       Account maintenance and distribution fees -- Class B .................          52,579
                       Account maintenance fees -- Class A ..................................          51,567
                       Transfer agent fees -- Class I .......................................          50,238
                       Professional fees ....................................................          48,065
                       Printing and shareholder reports .....................................          38,334
                       Transfer agent fees -- Class A .......................................          28,134
                       Trustees' fees and expenses ..........................................          26,857
                       Transfer agent fees -- Class C .......................................          16,439
                       Custodian fees .......................................................          15,840
                       Transfer agent fees -- Class B .......................................          11,582
                       Pricing fees .........................................................          13,480
                       Other ................................................................          30,735
                                                                                                -------------
                       Total expenses before waiver and reimbursement .......................       1,679,930
                       Waiver and reimbursement of expenses .................................         (94,344)
                                                                                                -------------
                       Total expenses after waiver and reimbursement ........................                             1,585,586
                                                                                                                      -------------
                       Investment income -- net .............................................                             6,674,384
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments -- net ................................................       4,208,581
                          Forward interest rate swaps -- net ................................        (456,434)            3,752,147
                                                                                                -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments -- net ................................................     (10,591,669)
                          Forward interest rate swaps -- net ................................         560,672           (10,030,997)
                                                                                                -----------------------------------
                       Total realized and unrealized loss -- net ............................                            (6,278,850)
                                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations .................                         $     395,534
                                                                                                                      =============

      See Notes to Financial Statements.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005      13

Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                             October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                   2005                  2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income -- net .............................................   $   6,674,384         $   6,322,259
                       Realized gain -- net .................................................       3,752,147               974,709
                       Change in unrealized appreciation/depreciation -- net ................     (10,030,997)              153,003
                                                                                                -----------------------------------
                       Net increase in net assets resulting from operations .................         395,534             7,449,971
                                                                                                -----------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income -- net:
                          Class A ...........................................................      (1,826,938)           (2,005,785)
                          Class B ...........................................................        (584,560)             (879,871)
                          Class C ...........................................................        (896,083)           (1,084,171)
                          Class I ...........................................................      (3,366,803)           (2,350,236)
                       Realized gain -- net:
                          Class A ...........................................................        (292,761)             (142,655)
                          Class B ...........................................................        (103,909)              (75,713)
                          Class C ...........................................................        (147,244)              (80,956)
                          Class I ...........................................................        (450,522)             (132,414)
                                                                                                -----------------------------------
                       Net decrease in net assets resulting from dividends
                       and distributions to shareholders ....................................      (7,668,820)           (6,751,801)
                                                                                                -----------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from beneficial
                       interest transactions ................................................      13,516,144            29,786,917
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .........................................       6,242,858            30,485,087
                       Beginning of year ....................................................     184,295,261           153,810,174
                                                                                                -----------------------------------
                       End of year* .........................................................   $ 190,538,119         $ 184,295,261
                                                                                                -----------------------------------
                          * Undistributed investment income -- net ..........................   $      36,934         $      36,934
                                                                                                ===================================

      See Notes to Financial Statements.


14      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

Financial Highlights

                                                                                                Class A
                                                                      -------------------------------------------------------------
                                                                                      For the Year Ended October 31,
The following per share data and ratios have been derived             -------------------------------------------------------------
from information provided in the financial statements.                   2005         2004         2003          2002         2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .......     $  10.76     $  10.71     $  10.69      $  10.60     $  10.04
                                                                      -------------------------------------------------------------
                       Investment income -- net .................          .38+         .39+         .40+          .39          .42
                       Realized and unrealized gain (loss) -- net         (.36)         .08          .09           .13         .56a
                                                                      -------------------------------------------------------------
                       Total from investment operations .........          .02          .47          .49           .52          .98
                                                                      -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income -- net ..............         (.37)        (.39)        (.40)         (.39)        (.42)
                          Realized gain -- net ..................         (.06)        (.03)        (.07)         (.04)          --
                                                                      -------------------------------------------------------------
                       Total dividends and distributions ........         (.43)        (.42)        (.47)         (.43)        (.42)
                                                                      -------------------------------------------------------------
                       Net asset value, end of year .............     $  10.35     $  10.76     $  10.71      $  10.69     $  10.60
                                                                      =============================================================

===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......          .20%        4.47%        4.68%         5.05%        9.98%
                                                                      =============================================================

===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and reimbursement           .84%         .89%         .95%          .99%        1.01%
                                                                      =============================================================
                       Expenses .................................          .89%         .92%         .97%         1.00%        1.01%
                                                                      =============================================================
                       Investment income -- net .................         3.54%        3.66%        3.70%         3.73%        4.10%
                                                                      =============================================================

===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ...     $ 48,524     $ 55,128     $ 51,786      $ 45,563     $ 40,269
                                                                      =============================================================
                       Portfolio turnover .......................       190.28%      211.00%      214.92%       201.37%      169.70%
                                                                      =============================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005      15

                                                                                                Class B
                                                                      -------------------------------------------------------------
                                                                                      For the Year Ended October 31,
The following per share data and ratios have been derived             -------------------------------------------------------------
from information provided in the financial statements.                   2005         2004         2003          2002         2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .......     $  10.76     $  10.71     $  10.69      $  10.60     $  10.04
                                                                      -------------------------------------------------------------
                       Investment income -- net .................          .35+         .37+         .38+          .37          .40
                       Realized and unrealized gain (loss) -- net         (.34)         .08          .09           .13          .56
                                                                      -------------------------------------------------------------
                       Total from investment operations .........          .01          .45          .47           .50          .96
                                                                      -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income -- net ..............         (.35)        (.37)        (.38)         (.37)        (.40)
                          Realized gain -- net ..................         (.06)        (.03)        (.07)         (.04)          --
                                                                      -------------------------------------------------------------
                       Total dividends and distributions ........         (.41)        (.40)        (.45)         (.41)        (.40)
                                                                      -------------------------------------------------------------
                       Net asset value, end of year .............     $  10.36     $  10.76     $  10.71      $  10.69     $  10.60
                                                                      =============================================================

===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......          .08%        4.24%        4.46%         4.83%        9.75%
                                                                      =============================================================

===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and reimbursement          1.05%        1.10%        1.17%         1.21%        1.22%
                                                                      =============================================================
                       Expenses .................................         1.10%        1.13%        1.18%         1.21%        1.22%
                                                                      =============================================================
                       Investment income -- net .................         3.34%        3.45%        3.48%         3.53%        3.89%
                                                                      =============================================================

===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ...     $ 14,982     $ 21,623     $ 28,678      $ 37,155     $ 37,875
                                                                      =============================================================
                       Portfolio turnover .......................       190.28%      211.00%      214.92%       201.37%      169.70%
                                                                      =============================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

      See Notes to Financial Statements.


16      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

                                                                                                Class C
                                                                      -------------------------------------------------------------
                                                                                      For the Year Ended October 31,
The following per share data and ratios have been derived             -------------------------------------------------------------
from information provided in the financial statements.                   2005         2004         2003          2002         2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .......     $  10.76     $  10.71     $  10.69      $  10.59     $  10.04
                                                                      -------------------------------------------------------------
                       Investment income -- net .................          .35+         .37+         .38+          .37          .40
                       Realized and unrealized gain (loss) -- net         (.35)         .08          .09           .14          .55
                                                                      -------------------------------------------------------------
                       Total from investment operations .........          .00          .45          .47           .51          .95
                                                                      -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income -- net ..............         (.35)        (.37)        (.38)         (.37)        (.40)
                          Realized gain -- net ..................         (.06)        (.03)        (.07)         (.04)          --
                                                                      -------------------------------------------------------------
                       Total dividends and distributions ........         (.41)        (.40)        (.45)         (.41)        (.40)
                                                                      -------------------------------------------------------------
                       Net asset value, end of year .............     $  10.35     $  10.76     $  10.71      $  10.69     $  10.59
                                                                      =============================================================

===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......         (.01%)       4.25%        4.46%         4.93%        9.64%
                                                                      =============================================================

===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and reimbursement          1.05%        1.10%        1.15%         1.20%        1.22%
                                                                      =============================================================
                       Expenses .................................         1.10%        1.12%        1.17%         1.20%        1.22%
                                                                      =============================================================
                       Investment income -- net .................         3.33%        3.46%        3.50%         3.47%        3.89%
                                                                      =============================================================

===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ...     $ 26,200     $ 28,767     $ 28,974      $ 10,276     $  2,462
                                                                      =============================================================
                       Portfolio turnover .......................       190.28%      211.00%      214.92%       201.37%      169.70%
                                                                      =============================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005      17

Financial Highlights (concluded)

                                                                                                Class I
                                                                      -------------------------------------------------------------
                                                                                      For the Year Ended October 31,
The following per share data and ratios have been derived             -------------------------------------------------------------
from information provided in the financial statements.                   2005         2004         2003          2002         2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .......     $  10.76     $  10.71     $  10.69      $  10.60     $  10.05
                                                                      -------------------------------------------------------------
                       Investment income -- net .................          .38+         .40+         .40+          .40          .43
                       Realized and unrealized gain (loss) -- net         (.34)         .08          .10           .13          .55
                                                                      -------------------------------------------------------------
                       Total from investment operations .........          .04          .48          .50           .53          .98
                                                                      -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income -- net ..............         (.38)        (.40)        (.41)         (.40)        (.43)
                          Realized gain -- net ..................         (.06)        (.03)        (.07)         (.04)          --
                                                                      -------------------------------------------------------------
                       Total dividends and distributions ........         (.44)        (.43)        (.48)         (.44)        (.43)
                                                                      -------------------------------------------------------------
                       Net asset value, end of year .............     $  10.36     $  10.76     $  10.71      $  10.69     $  10.60
                                                                      =============================================================

===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......          .40%        4.57%        4.77%         5.16%        9.98%
                                                                      =============================================================

===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and reimbursement           .74%         .79%         .85%          .89%         .90%
                                                                      =============================================================
                       Expenses .................................          .79%         .82%         .87%          .90%         .90%
                                                                      =============================================================
                       Investment income -- net .................         3.63%        3.76%        3.80%         3.84%        4.21%
                                                                      =============================================================

===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ...     $100,831     $ 78,777     $ 44,372      $ 34,066     $ 35,538
                                                                      =============================================================
                       Portfolio turnover .......................       190.28%      211.00%      214.92%       201.37%      169.70%
                                                                      =============================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

      See Notes to Financial Statements.


18      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005      19

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% of the average daily value of the Fund's net assets. MLIM has agreed to waive .05% of its fee resulting in an annual fee equal to .50% of the average daily net assets of the Fund. For the year ended October 31, 2005, MLIM earned fees of $1,037,347, of which $93,788 was waived. In addition, MLIM has agreed to reimburse its management fee by the amount of management fees the Fund pays to MLIM indirectly through it investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended October 31, 2005, MLIM reimbursed the Fund in the amount of $556.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class A ..................................              .10%             --
Class B ..................................              .20%            .10%
Class C ..................................              .20%            .10%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD               MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $   359              $ 5,816
Class I ..............................              $ 2,555              $30,773
--------------------------------------------------------------------------------

For the year ended October 31, 2005, MLPF&S received contingent deferred sales charges of $7,684 and $4,143 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2005, the Fund reimbursed MLIM $5,027 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2005 were $364,897,755 and $343,851,205, respectively.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $13,516,144 and $29,786,917 for the years ended October 31, 2005 and October 31, 2004, respectively.


20      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2005                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           391,581       $  4,150,465
Automatic conversion of shares ...........           149,930          1,584,520
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           121,016          1,281,532
                                                   ----------------------------
Total issued .............................           662,527          7,016,517
Shares redeemed ..........................        (1,099,706)       (11,665,612)
                                                   ----------------------------
Net decrease .............................          (437,179)      $ (4,649,095)
                                                   ============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2005                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           838,629       $  9,026,237
Automatic conversion of shares ...........           396,127          4,260,640
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           121,928          1,307,478
                                                   ----------------------------
Total issued .............................         1,356,684         14,594,355
Shares redeemed ..........................        (1,067,695)       (11,445,172)
                                                   ----------------------------
Net increase .............................           288,989       $  3,149,183
                                                   ============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2005                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           135,668       $  1,430,116
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            33,249            352,362
                                                   ----------------------------
Total issued .............................           168,917          1,782,478
                                                   ----------------------------
Automatic conversion of shares ...........          (149,872)        (1,584,520)
Shares redeemed ..........................          (581,596)        (6,172,883)
                                                   ----------------------------
Total redeemed ...........................          (731,468)        (7,757,403)
                                                   ----------------------------
Net decrease .............................          (562,551)      $ (5,974,925)
                                                   ============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2005                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           335,575       $  3,594,046
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            51,545            553,628
                                                   ----------------------------
Total issued .............................           387,120          4,147,674
                                                   ----------------------------
Automatic conversion of shares ...........          (395,936)        (4,260,640)
Shares redeemed ..........................          (658,857)        (7,089,984)
                                                   ----------------------------
Total redeemed ...........................        (1,054,793)       (11,350,624)
                                                   ----------------------------
Net decrease .............................          (667,673)      $ (7,202,950)
                                                   ============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2005                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           484,961       $  5,120,689
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            60,792            643,895
                                                   ----------------------------
Total issued .............................           545,753          5,764,584
Shares redeemed ..........................          (688,937)        (7,294,493)
                                                   ----------------------------
Net decrease .............................          (143,184)      $ (1,529,909)
                                                   ============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2005                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,039,826       $ 11,199,165
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            63,764            683,890
                                                   ----------------------------
Total issued .............................         1,103,590         11,883,055
Shares redeemed ..........................        (1,134,874)       (12,156,879)
                                                   ----------------------------
Net decrease .............................           (31,284)      $   (273,824)
                                                   ============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended October 31, 2005                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................         4,508,551       $ 47,812,886
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            77,262            818,583
                                                   ----------------------------
Total issued .............................         4,585,813         48,631,469
Shares redeemed ..........................        (2,169,763)       (22,961,396)
                                                   ----------------------------
Net increase .............................         2,416,050       $ 25,670,073
                                                   ============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended October 31, 2005                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................         4,703,151       $ 50,458,796
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            76,783            824,007
                                                   ----------------------------
Total issued .............................         4,779,934         51,282,803
Shares redeemed ..........................        (1,601,885)       (17,168,295)
                                                   ----------------------------
Net increase .............................         3,178,049       $ 34,114,508
                                                   ============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005 and was subsequently renewed for one year under substantially the same terms. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005      21

Notes to Financial Statements (concluded)

the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended October 31, 2005.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                     10/31/2005       10/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
        Tax-exempt income ....................       $6,674,384       $6,320,063
        Ordinary income ......................           19,723          431,738
        Long-term capital gains ..............          974,713               --
                                                     ---------------------------
Total distributions ..........................       $7,668,820       $6,751,801
                                                     ===========================

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................       $    36,934
Undistributed long-term capital gains -- net ................         3,752,138
                                                                    -----------
Total undistributed earnings -- net .........................         3,789,072
Capital loss carryforward ...................................                --
Unrealized losses -- net ....................................        (1,209,484)
                                                                    -----------
Total accumulated earnings -- net ...........................       $ 2,579,588
                                                                    ===========

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Municipal Series
Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust (the "Trust") as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2005


22      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each regular Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and has concluded that the overall services provided by the Investment Adviser generally to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board regularly discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps including possible changes in investment personnel.

Annual Consideration of Approval by the Board of Trustees

Prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board received materials specifically relating to the Fund's Investment Advisory Agreement. These materials included (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund. The Board also considered other matters it deemed important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and their affiliates from their relationship with the Fund. The Board also took into account regular reports made by the Fund's portfolio manager at regular meetings of the Board and discussions that took place at those meetings.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in May 2005, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The

        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005      23

Disclosure of Investment Advisory Agreement (concluded)

Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the third quintile in the one-year period ended February 28, 2005 and in the first quintile in the three- and five-year periods ended February 28, 2005. Considering these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board considered the experience of the Fund's portfolio manager and noted that Mr. Bock has more than fifteen years of experience in portfolio management. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board did not consider the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates because the Investment Adviser advised the Board that it had no comparable investment mandates from its clients. The Board considered the historic management fee and the fee waiver implemented by the Investment Adviser and discussed reducing management fees to take into account the waiver. The Board noted that while the Fund's contractual management fee rate was lower than the median fee charged by comparable funds as determined by Lipper, and the Fund's total expenses were substantially equal to the median expenses of comparable funds, the Fund's actual management fee rate was higher than the median fee rate charged by such comparable funds. The Board has concluded that the Fund's management fee and fee rate (including the fee waiver) and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees (including the fee waiver) and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that it did not believe that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to monitor information relating to economies of scale going forward.

Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement concluding that the advisory fee (including the fee waiver) was reasonable in relation to the services provided and that a contract renewal was in the best interests of the Fund and its shareholders.


24      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Trustee               (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company
                  Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
                  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Trustee      1986 to  Professor Emeritus of Finance, School of Business,    49 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     50 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 65                              tional Consultant, Urban Institute, Washington, D.C.
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Trustee      1994 to  Professor, Harvard Business School since 1989;        49 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School     50 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from                           Inc.
            Age: 53                              1985 to 1989; Associate Professor, Graduate                           (manufact-
                                                 School of Business Administration, University of                      uring)
                                                 Michigan from 1979 to 1985. Director, Harvard
                                                 Business School of Publishing since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Trustee      2004 to  Self-employed consultant since 2001; Counsel of       49 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      50 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary
            Age: 60                              of Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/broker-dealer) from 1997 to 2000;
                                                 Secretary, Sanford C. Bernstein Fund, Inc. from
                                                 1994 to 2000; Director and Secretary of SCB, Inc.
                                                 since 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; Director of Covenant
                                                 House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Trustee      2000 to  President, Middle East Institute from 1995 to 2001;   49 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        50 Portfolios
            08543-9095                           Service, from 1961 to 1995 and Career Minister
            Age: 70                              from 1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State, from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of Jordan
                                                 from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Trustee      1986 to  Professor of Finance from 1984 to 1995, Dean from     49 Funds        Bowne & Co.,
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of          50 Portfolios   Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 67                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty
                                                                                                                       Trust (real
                                                                                                                       estate
                                                                                                                       (company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005      25

Officers and Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Trustee      2000 to  Self-employed financial consultant since 1994;        49 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of the Prudential Insurance  50 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former
            Age: 71                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and 1999 since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    to       President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990
                                        present   to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
Jacob       Princeton, NJ  President    present  of MLIM from 1997 to 2000.
            08543-9011
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
Loffredo    Princeton, NJ  President    present  of MLIM from 1997 to 2000.
            08543-9011
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
William R.  P.O. Box 9011  Vice         1995 to  Director of MLIM since 2005; Vice President of MLIM from 1989 to 2005.
Bock        Princeton, NJ  President    present
            08543-9011
            Age: 69
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


26      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND  OCTOBER 31, 2005      27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                 #10437 -- 10/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2005 - $26,000
                                  Fiscal Year Ending October 31, 2004 - $24,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2005 - $0
                                  Fiscal Year Ending October 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending October 31, 2005 - $5,700
                                  Fiscal Year Ending October 31, 2004 - $5,610

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2005 - $0
                                  Fiscal Year Ending October 31, 2004 - $0

         (e) (1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2005 - $6,277,749
             Fiscal Year Ending October 31, 2004 - $13,270,096

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
        Robert C. Doll, Jr.,
        Chief Executive Officer of
        Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

Date: December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
        Robert C. Doll, Jr.,
        Chief Executive Officer of
        Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

        Date: December 16, 2005


By: /s/ Donald C. Burke
    -----------------------
        Donald C. Burke,
        Chief Financial Officer of
        Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

Date: December 16, 2005